UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 25, 2007

AMERICAN PHYSICIANS SERVICE GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

TEXAS	0-11453	75-1458323
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1301 CAPITAL OF TEXAS HIGHWAY

SUITE C-300

AUSTIN, TEXAS 78746

(Address of Principal Executive Offices, Zip Code)

(512) 328-0888

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On May 25, 2007, American Physicians Service Group, Inc. (“APS”) issued a press release announcing that it has filed a registration statement on Form S-1 with the Securities and Exchange Commission relating to a proposed public offering of 2,300,000 shares of common stock. Of the shares to be offered, 2,000,000 will be offered by APS and Kenneth S. Shifrin, Chairman of the Board and Chief Executive Officer of APS since March 1990, will offer 300,000 of the 582,554 shares he currently owns. The underwriters will have a 30-day period to exercise an option to purchase up to 345,000 additional common shares from APS. The offering price will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release issued by American Physicians Service Group, Inc., on May 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2007	American Physicians Service Group, Inc.

Signed: /s William H. Hayes
Name: William H. Hayes
Title:Senior Vice President – Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by American Physicians Service Group, Inc., on May 25, 2007.